Guaranty Contract of Maximum Amount

No.:0002 Account Guarantee Agreement Issued in 2012 by Bank of China (Shenzhen Buji Sub-branch)

Guarantor:    Hong Kong Highpower Technology Co., Ltd

No of business license/ID No: 440306503295562

Legal Representative/Person in Charge:  Dangyu Pan                /

Domicile: Unit 12, 15/F, Technology Park, 18 On Lai Street, Shek Mun, Shatin, N.T. Hong Kong .

Zip Code:  518000

Related Bank of Opening and Account Number:

Bank of China Pinghu sub-branch

Tel:   89686238                 Fax:       89686298

Creditor: Shenzhen Buji Subbranch of Bank of China Limited

Legal Representative/Person in Charge:     Hang Yang

Domicile: No. 108, Buji Road, Buji Town, Longgang District, Shenzhen

Tel:   28274825                Fax:       28270847

Zip Code: 518112

In order to ensure that the liabilities described in Article I of the contract can be performed, the guarantor is ready to provide the creditor with assurance. This contract is established based on the equal negotiation between the two sides. Unless agreed otherwise, explanations of clauses in this contract shall depend on the principal contract.

Article 1 Principal Contract

Principal contract of the contract are as follows:

1.	The Agreement of Line of Credit numbered 000127 Account Guarantee Agreement Issued in 2012 signed between the creditor and the debtor, and the individual agreements that have been signed or to be signed based on this agreement, and revisions or supplements agreed to belong to the principal contract of this contract.
2.	The fixed asset loan contract numbered 00002 Account Guarantee Agreement Issued in 2012 signed between the creditor and the debtor, the individual agreements that have been signed or to be signed based on this agreement, and revisions or supplements agreed to belong to the principal contract of this contract.

Article 2 Principal Creditor’s Rights and Its Valid Period

Unless agreed otherwise in accordance with laws, actually occurred claims under this principal contract during the following periods, and the effected claims between the debtor and creditor before this contract came into effect, constitute the principal claims under this contract

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1.	From the day when Agreement of Line of Credit mentioned in Article I comes into force to the day when the line of credit defined in the agreement and its revisions or supplements expires.

Article 3 Guaranteed Maximum Amount of Credit

1.	The maximum principal balance guaranteed by this contract is:

Type of currency:  RMB       .

(In words) ONE HUNDRED MILLION ONLY

(In figures) RMB100,000,000.00

2.	On the day when the principal claims defined in Article II expire, those defined as guaranteed principal claims in the contract, then the resulting interest (including legal interest, contract interest, compound interest, default interest), penal sum, claim for damages, cost for realizing creditor’s rights (including but not limit to court cost, attorney fee, notary fee, executive fee, etc) based on the principal creditor’s right, loss to the creditor caused by the debtor’s breach and other payable costs all belong to the guaranteed creditor’s rights, specific amount of which shall be determined when being paid.

The sum of the creditor’s rights defined according to the above two articles is the maximum amount of credit guaranteed by the contract.

Article 4 Guarantee Modes

The guarantee mode of this contract is No. 1 of the followings:

1.	Joint liabilities guarantee;
2.	General guaranty.

Article 5 Occurrence of Guarantee Responsibilities

If the debtor does not pay off the debt to the creditor on any normal paying day or advanced day under the principal contract, the creditor has the right to ask the guarantor to bear the guarantee responsibilities.

The normal paying day referred to in the above article means the day of principal repayments, interest paying day agreed in the principal contract or the date when the debtor should pay any fund to the creditor according to the contract. The advanced paying day mentioned in the above article refers to the paying day put forward by the debtor and agreed by the creditor and the date the creditor requests the debtor to clear off the principal and interest or any other fund ahead of time in line with the contract or certain agreement.

In case the main liabilities consists of other collaterals or guarantees besides that of the contract, it does not affect the creditor’s any right and performance under the contract and the guarantor shall not defend the creditor for this reason.

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Article 6 Guarantee Period

The guarantee period of the contract is within two years since the expiration date of occurrence period of the principal liabilities specified in Article II of the contract.

During the guarantee period, the creditor has the right to require the guarantor to bear the guaranteeing responsibilities for all or part of, a number of or single, together or individual principal creditor’s rights.

Article 7 Suit Time Limit of Guarantee Liabilities

If the creditor is not repaid under the mode of guaranteeing with responsibilities and the creditor requests the guarantor to bear guaranteeing responsibilities before the expiring date of the guaranteeing period specified in Article VI of the contract, then since the day when the creditor asks the guarantor to bear guaranteeing responsibilities, the guaranteeing liabilities shall start to be calculated and the time effect of suit is workable.

Under the general guaranteeing mode, if the creditor suits the debtor or applies for arbitration before the expiring date of the guaranteeing period specified in Article VI of the contract, then from the date of entry into force of adjudication or judgment of arbitration, the guaranteeing liabilities shall start to be calculated and the time effect of suit is workable.

Article 8 Relationship between this Contract and the Principal Contract

If the Principal contract contains Agreement of Line of Credit or General Agreement of Loan Business, in which the service life of line of credit and the clause of partnership are extended, the written approval of the guarantor is hereby needed; if the guarantor does not agree or rejects, the guarantor only bears the guaranteeing responsibilities for the principal creditor's rights occurring in the service life of the original line of credit or the clause of partnership of the business within the guaranteed maximum amount of credit specified in Article III of the contract and the guaranteeing period is also the original one.

As for modifications of the other contents or matters of Agreement of Line of Credit or General Agreement of Loan Business, modifications to the single-agreement under them or of single main contract, the approval of the guarantor is unnecessary, and the guarantor also bears the guaranteeing responsibilities for the modified main contract within the guaranteed maximum amount of credit specified in Article III of the contract.

In case the creditor and the guarantor reach a consensus through consultation, the guaranteed maximum amount of credit specified in Article 3 of the contract can be modified in written form.

Article 9 Declaration and Commitments

The guarantor made the following declarations and commitments:

1.	The guarantor was legally registered and validly exists, and has the capacity to sign and carry out the contract under this contract.

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2.	The guarantor thoroughly understands the content of the principal contract, so signing and implementing the contract is the guarantor’s genuine intention, for which the guarantor has got the legal and effective authorization in line with the statute or regulations of other internal administrative documents.

Signing this contract shall not breach any binding contracts, agreements or other legal documents.

3.	All the documents and data provided for the creditor by the guarantor shall be accurate, true, complete and valid;
4.	The guarantor shall receive supervision and inspection carried out by the creditor regarding finance situation, and provide assistance and cooperation;
5.	The guarantor does not conceal other heavy debts signed before this contract.
6.	In the event of the occurrences that possibly affecting the finance position and capacity to perform the contract, including but not limit to any forms of changes in schism, amalgamation, joint operation, cooperation with foreign business, cooperation, contract operation, recombination, reconstruct, planning go to public, reduction of registered capital, major capital or share holding transfer, bearing heavy debts, disbandment, revocation, forced into bankruptcy, etc or being involved in major lawsuits or arbitrations, the guarantor shall timely inform the creditor.

Article 10 Event of Default and Processing

One of the following events constitutes or can be considered as the guarantor’s default of the contract:

1.	The guarantor’s failure to timely perform the guarantee responsibilities according to the agreement under the contract;
2.	The declarations made in the contract are not true or breach the commitments made in the contract;
3.	The occurrence described in Clause 6 of Article 9, which has a major impact on the guarantor’s financial position and capacity to perform the contract;
4.	The guarantor terminates business or experience revocation or bankruptcy.
5.	The guarantor violates other agreements relating to rights and obligations of litigants under this contract.
6.	The guarantor has events of default under other contract signed with the creditor or other agencies of Bank of China Limited.

When the events of default specified in the above clauses appear, the creditor has the right to separately or simultaneously take the following actions as the case maybe:

1.	Require the guarantor to correct the breach within a limited time;
2.	Wholly or partly scale down, suspend or terminate the guarantor’s line of credit;
3.	Wholly or partly suspend or terminate other business applications of the guarantor under the contract; wholly or partly suspend or terminate the granting and handling of the non-granted credit and non-handled trade financing;
4.	Announce that the whole or part of the guarantor’s outstanding loan, interest on principal of trade financing and other payable fund under the contract become immediately due;
5.	Terminate or cancel the contract, and wholly or partly terminate or cancel other contracts signed between the guarantor and the creditor;

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6.	Require the guarantor to compensate the loss of the creditor caused by the breach;
7.	To deduct the fund from the guarantor’s account opened at the creditor’s side to wholly or partly clear off the guarantor’s debt to the creditor. The undue funds in the account shall be considered to be due ahead of time. In case the currency type of the account is different from that of the creditor’s, the deduction shall be in line with the quotation of exchange rate.
8.	Other actions that the creditor considers necessary.

Article 11 Reservation of Rights

If one party does not exercise all or part of the rights under the contract, or does not require the other party to exercise, bear part of or all the obligations, responsibilities, it shall not mean the party gives up the rights or exempts from the obligations, responsibilities.

If one party allows any tolerance, extension and delay in implementing the rights under the contract upon the other party, it shall not affect the party to process any right in line with the contract, related law and regulations, and it also shall not considered giving up the right.

Article 12 Modification, Revision and Termination

The contract agreed by both parties can be modified and revised in written form, and any modification and revision shall become the inseparable part of the contract.

Unless specified by law or regulations or agreed by the litigants otherwise, the contract shall not terminate before all the involved rights and obligations are completely performed.

Unless specified by law or regulations or agreed by the litigants otherwise, invalidity of any clause of the contract has no impact on the legal force of other clauses of the contract.

Article 13 Application of Law and Dispute Resolution

Laws of the People’s Republic of China are applicable to the contract.

All the controversies, disputes resulted from performing the contract shall be resolved through negotiation of both parties, if failure, then the both parties shall adopt the resolution of disputes in line with the agreement in the main contract.

During the resolving period, if the dispute has no impact on the implementing of other clauses, other clauses shall continue to be performed.

Article 14 Appendix

Appendixes confirmed by both parties shall become the inseparable part of the contract, sharing the same legal force with the contract.

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Article 15 Other Agreements

1.	Without the written approval of the creditor, the guarantor should not transfer any right, obligation to a third party;
2.	If the creditor entrusts the Bank of China Limited or other banks to implement the rights and obligations of the contract because of business need, the guarantor shall approve this, so the Bank of China Limited or other banks entrusted by the creditor has the right to implement all the rights of the contract and file a suit or submit to the arbitration agency for adjudication as to the disputes resulted from the contract;
3.	If other agreements of contract are not affected, the contract has the same legal force to the both parties, and the generated successors by law and transferees;
4.	Unless agreed Otherwise, the residential address named herein by both parties shall be the mailing address and contact address, for which both parties shall promise to timely inform the other party in case the mailing address or contact address is changed;
5.	Titles and business names in the contract are only adopted out of convenience, which shall not be used to explain the clause contents and rights, obligations of the litigants.

Article 16 Entry into Force of the Contract

This contract shall take effect since being signed and sealed by legal representatives, persons in charge and the entrusted signer of both parties.

This contract is in eight copies, and Party A has three, Party B has three, all of which are of the same legal effect.

Guarantor: Hongkong Highpower Technology Co., Ltd
Authorized Signatory:	/s/ Dangyu Pan
January 13, 2012

Creditor: Bank of China Limited Shenzhen Buji Sub-branch,
Authorized Signatory:	/s/ [SEAL]
January 13, 2012

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Guaranty Contract of Maximum Amount

No.:0003 Account Guarantee Agreement Issued in 2012 by Bank of China (Shenzhen Buji Sub-branch)

Guarantor:    Dangyu Pan

Type of Certificate: ID card

No of business license/ID No:

Legal Representative/Person in Charge:                  /

Domicile: Dormitory of Shenzhen Highpower Technology Co., Ltd.

Post Code:  518000

Related Bank of Opening and Account Number:        /

Phone:   89686238                 Fax:       89686298

Creditor: Shenzhen Buji Subbranch of Bank of China Limited

Legal Representative/Person in Charge:     Yong Yang

Domicile: No. 108, Buji Road, Buji Town, Longgang District, Shenzhen

Phone:   28274825                Fax:       28270847

Post Code: 518112

In order to ensure that the liabilities described in Article I of the contract can be performed, the guarantor is ready to provide the creditor with assurance. This contract is established based on the equal negotiation between the two sides. Unless agreed otherwise, explanations of clauses in this contract shall depend on the principal contract.

Article 1 Principal Contract

Principal contract of the contract are as follows:

3.	The Agreement of Line of Credit numbered 000127 Account Guarantee Agreement Issued in 2012 signed between the creditor and the debtor, and the individual agreements that have been signed or to be signed based on this agreement, and revisions or supplements agreed to belong to the principal contract of this contract.
4.	The fixed asset loan contract numbered 00002 Account Guarantee Agreement Issued in 2012 signed between the creditor and the debtor, the individual agreements that have been signed or to be signed based on this agreement, and revisions or supplements agreed to belong to the principal contract of this contract.

Article 2 Principal Creditor’s Rights and Its Valid Period

Unless agreed otherwise, in accordance with laws, actually occurred claims under this principal contract during the following periods, and the effected claims between the debtor and creditor before this contract came into effect, constitute the principal claims under this contract

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2.	From the day when Agreement of Line of Credit mentioned in Article I comes into force to the day when the line of credit defined in the agreement and its revisions or supplements expires.

Article 3 Guaranteed Maximum Amount of Credit

3.	The maximum principal balance guaranteed by this contract is:

Type of currency:  RMB       .

(In words) ONE HUNDRED MILLION ONLY

(In figures) RMB100, 000,000.00

4.	On the day when the principal claims defined in Article II expire, those defined as guaranteed principal claims in the contract, then the resulting interest (including legal interest, contract interest, compound interest, default interest), penal sum, claim for damages, cost for realizing creditor’s rights (including but not limit to court cost, attorney fee, notary fee, executive fee, etc) based on the principal creditor’s right, loss to the creditor caused by the debtor’s breach and other payable costs all belong to the guaranteed creditor’s rights, specific amount of which shall be determined when being paid.

The sum of the creditor’s rights defined according to the above two articles is the maximum amount of credit guaranteed by the contract.

Article 4 Guarantee Modes

The guarantee mode of this contract is No. 1 of the followings:

3.	Joint liabilities guarantee;
4.	General guaranty.

Article 5 Occurrence of Guarantee Responsibilities

If the debtor does not pay off the debt to the creditor on any normal paying day or advanced day under the principal contract, the creditor has the right to ask the guarantor to bear the guarantee responsibilities.

The normal paying day referred to in the above article means the day of principal repayments, interest paying day agreed in the principal contract or the date when the debtor should pay any fund to the creditor according to the contract. The advanced paying day mentioned in the above article refers to the paying day put forward by the debtor and agreed by the creditor and the date the creditor requests the debtor to clear off the principal and interest or any other fund ahead of time in line with the contract or certain agreement.

In case the main liabilities consists of other collaterals or guarantees besides that of the contract, it does not affect the creditor’s any right and performance under the contract and the guarantor shall not defend the creditor for this reason.

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Article 6 Guarantee Period

The guarantee period of the contract is within two years since the expiration date of occurrence period of the principal liabilities specified in Article II of the contract.

During the guarantee period, the creditor has the right to require the guarantor to bear the guaranteeing responsibilities for all or part of, a number of or single, together or individual principal creditor’s rights.

Article 7 Suit Time Limit of Guarantee Liabilities

If the creditor is not repaid under the mode of guaranteeing with responsibilities and the creditor requests the guarantor to bear guaranteeing responsibilities before the expiring date of the guaranteeing period specified in Article VI of the contract, then since the day when the creditor asks the guarantor to bear guaranteeing responsibilities, the guaranteeing liabilities shall start to be calculated and the time effect of suit is workable.

Under the general guaranteeing mode, if the creditor suits the debtor or applies for arbitration before the expiring date of the guaranteeing period specified in Article VI of the contract, then from the date of entry into force of adjudication or judgment of arbitration, the guaranteeing liabilities shall start to be calculated and the time effect of suit is workable.

Article 8 Relationship between this Contract and the Principal Contract

If the Principal contract contains Agreement of Line of Credit or General Agreement of Loan Business, in which the service life of line of credit and the clause of partnership are extended, the written approval of the guarantor is hereby needed; if the guarantor does not agree or rejects, the guarantor only bears the guaranteeing responsibilities for the principal creditor's rights occurring in the service life of the original line of credit or the clause of partnership of the business within the guaranteed maximum amount of credit specified in Article III of the contract and the guaranteeing period is also the original one.

As for modifications of the other contents or matters of Agreement of Line of Credit or General Agreement of Loan Business, modifications to the single-agreement under them or of single main contract, the approval of the guarantor is unnecessary, and the guarantor also bears the guaranteeing responsibilities for the modified main contract within the guaranteed maximum amount of credit specified in Article III of the contract.

In case the creditor and the guarantor reach a consensus through consultation, the guaranteed maximum amount of credit specified in Article III of the contract can be modified in written form.

Article 9 Declaration and Commitments

The guarantor made the following declarations and commitments:

7.	The guarantor has the capacity to sign and carry out the contract; the guarantor has the financial capacity to implement the guarantee responsibilities under this contract.
8.	The guarantor thoroughly understands the content of the principal contract, so signing and implementing the contract is the guarantor’s genuine intention, for which the guarantor has got the legal and effective authorization in line with the statute or regulations of other internal administrative documents.

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9.	Signing and implementation of the contract shall not violate any contract, agreement or other law documents which have restricting power to the guarantor;
10.	All the documents and data provided for the creditor by the guarantor shall be accurate, true, complete and valid;
11.	The guarantor shall receive supervision and inspection carried out by the creditor regarding finance situation, and provide assistance and cooperation;
12.	The guarantor does not conceal other heavy debts signed before this contract.
13.	In the event of the occurrences that possibly affect the finance position and capacity to perform the contract, including but not limit to any forms of changes in property reduction; property transfer; donation; shoulder liabilities; major diseases etc, or being involved in major lawsuits or arbitrations, the guarantor should timely inform the creditor.
14.	□ If the guarantor is married, be sure to get the Letter of Consent signed by the guarantor’s spouse.

Article 10 Authorization of personal information

Guarantor’s authorization: Creditor has the right to inquire guarantor’s credit report in the individual credit database of People’s Bank of China in the event of the following happens:

1.	Audit the guarantor’s personal credit applications.
2.	Audit the guarantor’s personal guarantee applications.
3.	Manage guarantor’s personal credit or personal guarantee that already exists under the guarantor’s name.
4.	Handling credit applications of Legal representative or other organizations or they act as guarantor; there is a need to check the credit status the guarantor as legal representative or investor.

Meanwhile authorize the creditor to submit the guarantor’s personal credit information to the personal credit database of the People’s Bank of China.

Article 11 Event of Default and Processing

One of the following events constitutes or can be considered as the guarantor’s default of the contract:

7.	The guarantor does not timely perform the guaranteeing responsibilities according to the agreement of the contract;
8.	The declarations made in the contract are not true or breach the commitments made in the contract;
9.	The occurrence described in Clause 7 of Article IX, which has a major impact on the guarantor’s financial position and capacity to perform the contract;
10.	The guarantor violates other agreements relating to rights and obligations of litigants under this contract.
11.	The guarantor has other events of default under the contract with the creditor or Bank of China Limited or other banks.

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When the events of default specified in the above clauses appear, the creditor has the right to separately or simultaneously take the following actions as the case maybe:

9.	Require the guarantor to correct the breach within a limited time;
10.	Wholly or partly scale down, suspend or terminate the guarantor’s line of credit;
11.	Wholly or partly suspend or terminate other business applications of the guarantor under the contract; wholly or partly suspend or terminate the granting and handling of the non-granted credit and non-handled trade financing;
12.	Announce that the whole or part of the guarantor’s outstanding loan, interest on principal of trade financing and other payable fund under the contract become immediately due;
13.	Terminate or cancel the contract, and wholly or partly terminate or cancel other contracts between the guarantor and the creditor;
14.	Require the guarantor to compensate the loss of the creditor caused by the breach;
15.	The creditor only needs the advance notice or post notice to deduct the fund from the guarantor’s account opened at the creditor’s side to wholly or partly clear off the guarantor’s debt to the creditor. The undue funds in the account shall be considered to be due ahead of time. In case the currency type of the account is different from the creditor’s money of account, the deduction is in line with the exchange rate of the foreign exchange sale and purchase.
16.	Other actions that the creditor considers necessary.

Article 12 Reservation of Rights

If one party does not exercise all or part of the rights under the contract, or does not require the other to exercise, bear part of or all the obligations, responsibilities, it shall not mean the party gives up the rights or exempts from the obligations, responsibilities.

If one party allows any tolerance, extension and delay in implementing the rights under the contract upon the other party, it shall not affect the party to process any right in line with the contract, related law and regulations, and it also shall not considered giving up the right.

Article 13 Modification, Revision and Termination

The contract agreed by both parties can be modified and revised in written form, and any modification and revision shall become the inseparable part of the contract.

Unless it is specified by law or regulations otherwise, or agreed by the litigants, the contract shall not terminate before all the involved rights and obligations are completely performed.

Unless it is specified by law or regulations otherwise, or agreed by the litigants, invalidity of any clause of the contract has no impact on the legal force of other clauses of the contract.

Article14 Application of Law and Dispute Resolution

Laws of the People’s Republic of China are applicable to the contract.

All the controversies, disputes resulted from performing the contract shall be resolved through negotiation of both parties, if failure, then the both parties shall adopt the resolution of disputes in line with the agreement in the main contract.

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During the resolving period, if the dispute has no impact on the implementing of other clauses, other clauses shall continue to be performed.

Article 15 Appendix

Appendixes confirmed by both parties shall become the inseparable part of the contract, sharing the same legal force with the contract.

Article 16 Other Agreements

6.	Without the written approval of the creditor, the guarantor should not transfer any right, obligation to a third party;
7.	If the creditor entrusts the Bank of China Limited or other banks to implement the rights and obligations of the contract because of business need, the guarantor shall approve this, so the Bank of China Limited or other banks entrusted by the creditor has the right to implement all the rights of the contract and file a suit or submit to the arbitration agency for adjudication as to the disputes resulted from the contract;
8.	If other agreements of contract are not affected, the contract has the same legal force to the both parties, the generated successors by law and transferees;
9.	Unless agreed Otherwise, the residential address named herein by both parties shall be the mailing address and contact address, for which both parties shall promise to timely inform the other party in case the mailing address or contact address is changed;
10.	Titles and business names in the contract are only adopted out of convenience, which shall not be used to explain the clause contents and rights, obligations of the litigants.

Article 17 Effect of the Contract

This contract shall take effect since being signed and sealed by legal representatives, persons in charge and the entrusted signer of both parties.

This contract is in quadruplicate, and Party A has two, Party B has two, all of which are of the same effect.

Guarantor:	/s/ Dangyu Pan	Creditor: Bank of China Limited Shenzhen
Buji Sub-Branch

Guarantor (spouse):	/s/ Zhoutao Yin

Authorized Signatory:	Pan Dangyu	Authorized Signatory:	/s/ [SEAL]

January 13, 2012	January 13, 2012

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Letter of Consent

I, (name: Zhoutao Yin, type of certificate: ID card, No. of certificate:     ) am the spouse of the guarantor Dangyu Pan, who guarantees the Guarantee contract of maximum amount. I agree to use the husband and wife jointly owned properties to take guarantee responsibilities under the foregoing Guarantee contract of maximum amount.

Spouse of the guarantor:	/s/ Zhoutao Yin

2012年01月13日

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Guaranty Contract of Maximum Amount

No.:0001 Account Guarantee Agreement Issued in 2012 by Bank of China (Shenzhen Buji Sub-branch)

Guarantor:    Spring Power Technology (Shenzhen) Co., Ltd

No of business license/ID No: 440306503295562

Legal Representative/Person in Charge:  Dangyu Pan                /

Domicile: Building A1, Chaoshun Industrial Zone, Renming Road, Guanlan Street, Baoan District, Shenzhen

Post Code:  518000

Related Bank of Opening and Account Number:

Bank of China Pinghu sub-branch

Phone:   89686238                 Fax:       89686298

Creditor: Shenzhen Buji Subbranch of Bank of China Limited

Legal Representative/Person in Charge:     Hang Yang

Domicile: No. 108, Buji Road, Buji Town, Longgang District, Shenzhen

Phone:   28274825                Fax:       28270847

Post Code: 518112

In order to ensure that the liabilities described in Article I of the contract can be performed, the guarantor is ready to provide the creditor with assurance. This contract is established based on the equal negotiation between the two sides. Unless agreed otherwise, explanations of clauses in this contract shall depend on the principal contract.

Article 1 Principal Contract

Principal contract of the contract are as follows:

5.	The Agreement of Line of Credit numbered 000127 Account Guarantee Agreement Issued in 2012 signed between the creditor and the debtor, and the individual agreements that have been signed or to be signed based on this agreement, and revisions or supplements agreed to belong to the principal contract of this contract.
6.	The fixed asset loan contract numbered 00002 Account Guarantee Agreement Issued in 2012 signed between the creditor and the debtor, the individual agreements that have been signed or to be signed based on this agreement, and revisions or supplements agreed to belong to the principal contract of this contract.

Article 2 Principal Creditor’s Rights and Its Valid Period

Unless agreed otherwise in accordance with laws, actually occurred claims under this principal contract during the following periods, and the effected claims between the debtor and creditor before this contract came into effect, constitute the principal claims under this contract

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3.	From the day when Agreement of Line of Credit mentioned in Article I comes into force to the day when the line of credit defined in the agreement and its revisions or supplements expires.

Article 3 Guaranteed Maximum Amount of Credit

5.	The maximum principal balance guaranteed by this contract is:

Type of currency:  RMB       .

(In words) ONE HUNDRED MILLION ONLY

(In figures) RMB100,000,000.00

6.	On the day when the principal claims defined in Article II expire, those defined as guaranteed principal claims in the contract, then the resulting interest (including legal interest, contract interest, compound interest, default interest), penal sum, claim for damages, cost for realizing creditor’s rights (including but not limit to court cost, attorney fee, notary fee, executive fee, etc) based on the principal creditor’s right, loss to the creditor caused by the debtor’s breach and other payable costs all belong to the guaranteed creditor’s rights, specific amount of which shall be determined when being paid.

The sum of the creditor’s rights defined according to the above two articles is the maximum amount of credit guaranteed by the contract.

Article 4 Guarantee Modes

The guarantee mode of this contract is No. 1 of the followings:

5.	Joint liabilities guarantee;
6.	General guaranty.

Article 5 Occurrence of Guarantee Responsibilities

If the debtor does not pay off the debt to the creditor on any normal paying day or advanced day under the principal contract, the creditor has the right to ask the guarantor to bear the guarantee responsibilities.

The normal paying day referred to in the above article means the day of principal repayments, interest paying day agreed in the principal contract or the date when the debtor should pay any fund to the creditor according to the contract. The advanced paying day mentioned in the above article refers to the paying day put forward by the debtor and agreed by the creditor and the date the creditor requests the debtor to clear off the principal and interest or any other fund ahead of time in line with the contract or certain agreement.

In case the main liabilities consists of other collaterals or guarantees besides that of the contract, it does not affect the creditor’s any right and performance under the contract and the guarantor shall not defend the creditor for this reason.

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Article 6 Guarantee Period

The guarantee period of the contract is within two years since the expiration date of occurrence period of the principal liabilities specified in Article II of the contract.

During the guarantee period, the creditor has the right to require the guarantor to bear the guaranteeing responsibilities for all or part of, a number of or single, together or individual principal creditor’s rights.

Article 7 Suit Time Limit of Guarantee Liabilities

If the creditor is not repaid under the mode of guaranteeing with responsibilities and the creditor requests the guarantor to bear guaranteeing responsibilities before the expiring date of the guaranteeing period specified in Article VI of the contract, then since the day when the creditor asks the guarantor to bear guaranteeing responsibilities, the guaranteeing liabilities shall start to be calculated and the time effect of suit is workable.

Under the general guaranteeing mode, if the creditor suits the debtor or applies for arbitration before the expiring date of the guaranteeing period specified in Article VI of the contract, then from the date of entry into force of adjudication or judgment of arbitration, the guaranteeing liabilities shall start to be calculated and the time effect of suit is workable.

Article 8 Relationship between this Contract and the Principal Contract

If the Principal contract contains Agreement of Line of Credit or General Agreement of Loan Business, in which the service life of line of credit and the clause of partnership are extended, the written approval of the guarantor is hereby needed; if the guarantor does not agree or rejects, the guarantor only bears the guaranteeing responsibilities for the principal creditor's rights occurring in the service life of the original line of credit or the clause of partnership of the business within the guaranteed maximum amount of credit specified in Article III of the contract and the guaranteeing period is also the original one.

As for modifications of the other contents or matters of Agreement of Line of Credit or General Agreement of Loan Business, modifications to the single-agreement under them or of single main contract, the approval of the guarantor is unnecessary, and the guarantor also bears the guaranteeing responsibilities for the modified main contract within the guaranteed maximum amount of credit specified in Article III of the contract.

In case the creditor and the guarantor reach a consensus through consultation, the guaranteed maximum amount of credit specified in Article 3 of the contract can be modified in written form.

Article 9 Declaration and Commitments

The guarantor made the following declarations and commitments:

15.	The guarantor was legally registered and validly exists, and has the capacity to sign and carry out the contract under this contract.
16.	The guarantor thoroughly understands the content of the principal contract, so signing and implementing the contract is the guarantor’s genuine intention, for which the guarantor has got the legal and effective authorization in line with the statute or regulations of other internal administrative documents.

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Signing this contract shall not breach any binding contracts, agreements or other legal documents.

17.	All the documents and data provided for the creditor by the guarantor shall be accurate, true, complete and valid;
18.	The guarantor shall receive supervision and inspection carried out by the creditor regarding finance situation, and provide assistance and cooperation;
19.	The guarantor does not conceal other heavy debts signed before this contract.
20.	In the event of the occurrences that possibly affecting the finance position and capacity to perform the contract, including but not limit to any forms of changes in schism, amalgamation, joint operation, cooperation with foreign business, cooperation, contract operation, recombination, reconstruct, planning go to public, reduction of registered capital, major capital or share holding transfer, bearing heavy debts, disbandment, revocation, forced into bankruptcy, etc or being involved in major lawsuits or arbitrations, the guarantor shall timely inform the creditor.

Article 10 Event of Default and Processing

One of the following events constitutes or can be considered as the guarantor’s default of the contract:

12.	The guarantor’s failure to timely perform the guarantee responsibilities according to the agreement under the contract;
13.	The declarations made in the contract are not true or breach the commitments made in the contract;
14.	The occurrence described in Clause 6 of Article 9, which has a major impact on the guarantor’s financial position and capacity to perform the contract;
15.	The guarantor terminates business or experience revocation or bankruptcy.
16.	The guarantor violates other agreements relating to rights and obligations of litigants under this contract.
17.	The guarantor has events of default under other contract signed with the creditor or other agencies of Bank of China Limited.

When the events of default specified in the above clauses appear, the creditor has the right to separately or simultaneously take the following actions as the case maybe:

17.	Require the guarantor to correct the breach within a limited time;
18.	Wholly or partly scale down, suspend or terminate the guarantor’s line of credit;
19.	Wholly or partly suspend or terminate other business applications of the guarantor under the contract; wholly or partly suspend or terminate the granting and handling of the non-granted credit and non-handled trade financing;
20.	Announce that the whole or part of the guarantor’s outstanding loan, interest on principal of trade financing and other payable fund under the contract become immediately due;
21.	Terminate or cancel the contract, and wholly or partly terminate or cancel other contracts signed between the guarantor and the creditor;
22.	Require the guarantor to compensate the loss of the creditor caused by the breach;

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23.	To deduct the fund from the guarantor’s account opened at the creditor’s side to wholly or partly clear off the guarantor’s debt to the creditor. The undue funds in the account shall be considered to be due ahead of time. In case the currency type of the account is different from that of the creditor’s, the deduction shall be in line with the quotation of exchange rate.
24.	Other actions that the creditor considers necessary.

Article 11 Reservation of Rights

If one party does not exercise all or part of the rights under the contract, or does not require the other party to exercise, bear part of or all the obligations, responsibilities, it shall not mean the party gives up the rights or exempts from the obligations, responsibilities.

If one party allows any tolerance, extension and delay in implementing the rights under the contract upon the other party, it shall not affect the party to process any right in line with the contract, related law and regulations, and it also shall not considered giving up the right.

Article 12 Modification, Revision and Termination

The contract agreed by both parties can be modified and revised in written form, and any modification and revision shall become the inseparable part of the contract.

Unless it is specified by law or regulations otherwise, or agreed by the litigants, the contract shall not terminate before all the involved rights and obligations are completely performed.

Unless it is specified by law or regulations otherwise, or agreed by the litigants, invalidity of any clause of the contract has no impact on the legal force of other clauses of the contract.

Article13 Application of Law and Dispute Resolution

Laws of the People’s Republic of China are applicable to the contract.

All the controversies, disputes resulted from performing the contract shall be resolved through negotiation of both parties, if failure, then the both parties shall adopt the resolution of disputes in line with the agreement in the main contract.

During the resolving period, if the dispute has no impact on the implementing of other clauses, other clauses shall continue to be performed.

Article 14 Appendix

Appendixes confirmed by both parties shall become the inseparable part of the contract, sharing the same legal force with the contract.

Article 15 Other Agreements

11.	Without the written approval of the creditor, the guarantor should not transfer any right, obligation to a third party;
12.	If the creditor entrusts the Bank of China Limited or other banks to implement the rights and obligations of the contract because of business need, the guarantor shall approve this, so the Bank of China Limited or other banks entrusted by the creditor has the right to implement all the rights of the contract and file a suit or submit to the arbitration agency for adjudication as to the disputes resulted from the contract;

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13.	If other agreements of contract are not affected, the contract has the same legal force to the both parties, the generated successors by law and transferees;
14.	Unless agreed Otherwise, the residential address named herein by both parties shall be the mailing address and contact address, for which both parties shall promise to timely inform the other party in case the mailing address or contact address is changed;
15.	Titles and business names in the contract are only adopted out of convenience, which shall not be used to explain the clause contents and rights, obligations of the litigants.

Article 16 Entry into Force of the Contract

This contract shall take effect since being signed and sealed by legal representatives, persons in charge and the entrusted signer of both parties.

This contract is in sextuplicate, and Party A has three, Party B has three, all of which are of the same legal effect.

Guarantor: Spring Power Technology (Shenzhen) Co., Ltd
Authorized Signatory:	/s/ Dangyu Pan
January 13, 2012

Creditor: Bank of China Limited Shenzhen Buji Sub-branch ,
Authorized Signatory:	/s/ [SEAL]
January 13, 2012

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